THE TRAVELERS SERIES TRUST

SUPPLEMENT DATED DECEMBER 21, 2005 TO PROSPECTUSES DATED MAY 2, 2005
                             AND MAY 21, 2005

This Supplement is made as of December 21, 2005 to the Prospectuses of those series of The Travelers Series Trust ("Trust") listed below dated May 2, 2005 and May 21, 2005, as amended

On November 10, 2005, the Board of Trustees of the Trust approved proposals to reorganize the following portfolios of the Trust into the following described portfolios of the Metropolitan Series Fund ("MSF") or into a portfolio of the Met Investors Series Trust ("MIST"):



Current Portfolio                                                    Successor Portfolio


1. Equity Income Portfolio                                           FI Value Leaders Portfolio of MSF

2. Federated Stock Portfolio                                         Lord Abbett Growth and Income Portfolio of MIST

3. Van Kampen Enterprise Portfolio                                   Capital Guardian U.S. Equity Portfolio of MSF

4. MFS Mid Cap Growth Portfolio                                      BlackRock Aggressive Growth Portfolio of MSF

5. MFS Total Return Portfolio                                        MFS Total Return Portfolio of MSF

6. Mondrian International Stock Portfolio                            Harris Oakmark International Portfolio of MIST

7.   Salomon Brothers Strategic Total Return Bond Portfolio          Salomon Brothers Strategic Bond Opportunity Portfolio of MSF

8. Travelers Managed Income Portfolio                                BlackRock Bond Income Portfolio of MSF

9. Travelers Quality Bond Portfolio                                  BlackRock Bond Income Portfolio of MSF

10. Managed Allocation Series: Conservative Portfolio                MetLife Conservative Allocation Portfolio of MSF

11. Managed Allocation Series: Moderate-Conservative Portfolio       MetLife Conservative to Moderate Allocation Portfolio of MSF

12. Managed Allocation Series: Moderate Portfolio                    MetLife Moderate Allocation Portfolio of MSF

13. Managed Allocation Series: Moderate-Aggressive Portfolio         MetLife Moderate to Aggressive Allocation Portfolio of MSF

14. Managed Allocation Series: Aggressive Portfolio                  MetLife Aggressive Allocation Portfolio of MSF




Each of the Successor Portfolios has investment objectives, strategies and risks similar to the Current Portfolios.

If the shareholders of a Current Portfolio approve the proposal, the Current Portfolio will liquidate by transferring substantially all of its assets to the Successor Portfolio. Shareholders of a Current Portfolio will receive shares of the related Successor Portfolio equal in value to their shares of the Current Portfolio as of the date of the reorganization, which is proposed to take place as of the close of business on or about May 1, 2006. Shareholders of record of a Current Portfolio as of December 30, 2005 are scheduled to vote on the proposal at a special meeting of shareholders to be held on March 14, 2006. Shareholders of record of a Current Portfolio will be mailed information detailing the proposal beginning on or about February 1, 2006.

Date:  December 21, 2005